UNITED STATES
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 13, 2008

Bovie Medical Corporation
(Exact name of registrant as specified in its
charter)

Delaware	1-31885	11-2644611
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

734 Walt Whitman Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code
(631) 421-5452

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

☐ Soliciting material pursuant to Rule l4a-12 under the Exchange Act     (17 CFR 240.l4a-12)

☐ Pre-commencement communications pursuant to Rule l4d- 2(b) under the Exchange Act (17 CFR 240. l4d- 2(b)

☐ Pre-commencement communications pursuant to Rule 13 e-4( c) under the Exchange Act (17 CFR 240.13 e-4( c)

Item 9.01	Financial Statements and Exhibits

Exhibits:

(d) Exhibits:

(10) Material Contracts:

(i)	Loan Agreement between Pinellas County Industrial Development Authority and Bovie Medical Corporation dated as of November 1, 2008.

(ii)	Memorandum of Agreement between Pinellas County Industrial Development Authority & Bovie Medical Corporation dated November 13, 2008.

(iii)	Letter of Credit Agreement between Bovie Medical Corporation and RBC Bank (USA) dated as of November 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOVIE MEDICAL CORPORATION

Bovie Medical Corporation
(Registrant)

Dated: May 12, 2009	By: /S/ Andrew Makrides
Andrew Makrides, President